1 Investor Relations http://www.sun.com/investors SUN MICROSYSTEMS Q409 Results Financial Slides Exhibit 99.2

Top Level P&L
Revenue
3,780 2,614 2,625 11 0% (1,155) (31%)
Gross Margin
1,673 1,116 1,064 (52) (5%) (609) (36%)
Gross Margin %
44.3% 42.7% 40.5% (2.2)
Pts
(3.8)
Pts
Operating Expenses *
1,610 1,285 1,282 (3) (0%) (328) (20%)
Operating Income
63 (169) (218) (49) (29%) (281) (446%)
Net Income
88 (201) (147) 54 27% (235) (267%)
Operating Margin %
1.7% (6.5%) (8.3%) (1.8)
Pts
(10.0)
Pts
EPS GAAP
$0.11 ($0.27) ($0.20) $0.07 26% ($0.31) (282%)
Non-GAAP Net Income **
275 (52) (21) 31 60% (296) (108%)
EPS Non-GAAP **
$0.35 ($0.07) ($0.03) $0.04 57% ($0.38) (109%)
* Total Operating Expenses includes SG&A, R&D, Purchase IPRD, Restructuring, & Intangible Impairment charges.
Q408
Actuals
Q309
Actuals
Q409
Actuals
Q-Q
Change
Y-Y
Change
Y-Y
%Change
Q-Q
%Change

Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409
$0
$1,000
$2,000
$3,000
$4,000
PRODUCTS/SERVICES
Fiscal Quarter
Year/Year Change
Revenue
Services Revenue (% of Total)
Products Revenue (% of Total)
Products Revenue down (38)% Y/Y
Services Revenue down (18)% Y/Y
35%
65% 65%
0%
38%
62% 62%
1%
38%
62% 62%
1%
39%
61% 61%
(1)%
37%
63% 63%
(1)%
41%
59% 59%
(7)%
40%
60% 60%
(11)%
42%
58% 58%
(20)%
44%
56% 56%
(31)%

PRODUCTS/SERVICES
Revenue
Q104 Q204 Q304 Q404 Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409
-40%
-30%
-20%
-10%
0%
10%
20%
30%
40%
50%
-13%
-3%
-10%
3% 3%
-5%
-2%
-7%
2%
15%
21%
31%
15%
7%
1%
-1%
1%
-1%
-3%
-4%
-11%
-14%
-24%
-38%
4%
5% 5%
7%
6% 6%
0% 0%
7%
23%
21%
25%
20%
6%
7%
3%
1%
5%
3%
4%
-1%
-6%
-13%
-18%
Products Revenue
Services Revenue
Fiscal Quarter
Year/Year Change

Billings Disclosure by Category*
($Millions) Q407 FY07 Q108 Q208 Q308 Q408 FY08 Q109 Q209 Q309 Q409 FY09
Systems Billings
Solaris SPARC Enterprise Servers 1,076 3,388 793 978 702 939 3,413 576 662 504 435 2,177
Change % Y/Y 1 2 23 8 -8 -13 1 -27 -32 -28 -54 -36
Solaris SPARC CMT Servers 220 608 185 282 299 353 1,119 338 369 309 355 1,370
Change % Y/Y 84 237 70 105 110 61 84 83 31 3 0 22
X64 Servers 192 684 169 157 186 195 707 176 175 145 178 675
Change % Y/Y 28 44 10 -11 14 1 3 4 11 -22 -9 -5
Other Systems Products 462 1,737 356 367 282 286 1,292 156 130 83 65 434
Change % Y/Y -23 -19 -15 -21 -27 -38 -26 -56 -65 -70 -77 -66
Subtotal*** 1,950 6,418 1,503 1,785 1,469 1,774 6,530 1,246 1,336 1,041 1,033 4,657
Change % Y/Y 1 5 13 6 1 -9 2 -17 -25 -29 -42 -29
Software Billings
Java 94 219 29 45 57 88 220 34 67 73 108 281
Change % Y/Y 17 13 21 10 -4 -6 1 18 47 27 22 28
MySQL / Infrastructure 74 198 25 52 40 91 208 52 81 80 100 313
Change % Y/Y 35 43 -17 16 -20 24 5 111 55 101 10 51
Solaris, Management and Virtualization 55 221 44 59 49 64 216 38 42 34 45 159
Change % Y/Y 2 12 -12 -10 -4 16 -2 -14 -29 -30 -29 -26
Subtotal*** 223 639 97 156 147 244 644 124 189 187 253 754
Change % Y/Y 18 20 -6 3 -9 9 1 27 21 28 4 17
-320 -602 -126 -347 -142 -295 -910 -114 -156 -135 -187 -591
Total Computer Systems Revenue*** 1,853 6,455 1,475 1,594 1,473 1,722 6,264 1,257 1,369 1,094 1,099 4,819
Storage Billings
Disks & Storage Arrays 387 1,412 302 407 350 468 1,528 311 386 233 242 1,172
Change % Y/Y -7 1 3 6 1 21 8 3 -5 -34 -48 -23
Open Storage 24 50 9 26 23 33 91 25 31 38 51 145
Change % Y/Y 55 155 37 83 162 21 63 57 59
Tape 266 990 196 282 195 279 953 188 245 202 149 784
Change % Y/Y -8 -8 -4 2 -19 5 -4 -4 -13 3 -47 -18
Other Storage 22 37 14 17 16 12 58 11 8 6 5 30
Change % Y/Y 153 -12 69 41 458 -44 55 -16 -54 -62 -55 -48
-60 -172 -17 -77 -54 -128 -276 -28 -100 -53 -66 -246
Total Storage Revenue*** 639 2,316 505 655 530 664 2,354 507 570 425 383 1,885
Total Products Revenue 2,492 8,771 1,980 2,249 2,003 2,386 8,618 1,764 1,939 1,519 1,482 6,704
Services Revenue
1,024 3,962 979 1,041 961 1,042 4,023 963 946 853 886 3,648
Change % Y/Y 4 8 -1 4 1 2 2 -2 -9 -11 -15 -9
Professional and Education Services 319 1,140 260 325 302 352 1,239 263 335 242 257 1,097
Change % Y/Y 0 12 7 7 11 10 9 1 3 -20 -27 -11
Total Services Revenue 1,343 5,102 1,239 1,366 1,263 1,394 5,262 1,226 1,281 1,095 1,143 4,745
Total Sun Revenue
3,835 13,873 3,219 3,615 3,266 3,780 13,880 2,990 3,220 2,614 2,625 11,449
Notes:
Blade Servers Billings (includes CMT, X64, and Netra)
43 96 55 44 69 73 241 61 71 55 66 254
Change % Y/Y
0 0 638 122 162 71 151 11 62 -19 -9 5
• Solaris SPARC Enterprise Servers includes the Datacenter & Midrange server systems • Solaris SPARC CMT Servers includes all CMT Servers, including CMT Blades and CMT Netra products
• X64 Servers includes X64 Rack, X64 Blades and X64 Netra products and excludes products categorized under Open Storage • Other Systems Products includes Workstations, Volume SPARC, Netra SPARC, Integrated Products and Networking products
• Open Storage includes the Sun Storage 7110,7210, and 7410, Sun Fire X4500, Sun Fire X4540, J4200, J4400 and J4500 products • Other Storage includes the NAS products minus Sun Storage 7110,7210, and 7410
*** Excludes service revenue attributable to Systems, Software, and Storage including maintenance and support shown in the Hardware, Software Support line under Services Revenue
Computer Systems Reserves and Adjustments**
Storage Reserves and Adjustments**
Hardware, Software Support  (Including Solaris &
Other Software)
*Billings represent the amount invoiced to customers for products and are subject to cancellation. Billings is not a GAAP financial measurement, and therefore is not an audited number. Billings differs from revenue in that billings are not adjusted for any reserves and are not subject to any of the conditions under GAAP that must be met before revenue is recognized. Accordingly, amounts billed may not lead to revenue and billings should not be viewed as equivalent to, or a substitute for, GAAP revenue.
**Reserves and adjustments represent deferrals, reserves and other reductions of invoiced amounts required under GAAP before revenue is recognized.

Billings Trends*
Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409
0
250
500
750
1,000
1,250
1,500
1,750
2,000
2,250
Traditional Categories
Other Storage
Tape
Disks & Storage
Arrays
Other Systems
Products
Solaris SPARC
Enterprise Servers
Fiscal Quarter Fiscal Quarter
Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409
0
125
250
375
500
625
750
875
1,000
1,125
Growth Categories
Open Storage
Solaris, Management
and Virtualization
MySQL / Infrastruc -
ture
Java
X64 Servers
Solaris SPARC CMT
Servers
*Billings represent the amount invoiced to customers for products and are subject to cancellation. Billings is not a GAAP financial measurement, and therefore is not an audited number. Billings differs from revenue in that billings are  not adjusted for any reserves and are not subject to any of the conditions under GAAP that must be met before revenue is recognized.  Accordingly, amounts billed may not lead to revenue and billings should not be viewed as equivalent  to, or a substitute for, GAAP revenue.

Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409
$0
$500
$1,000
$1,500
TOTAL SERVICES REVENUE
Fiscal Quarter
Year/Year Change
Services Revenue
Professional Services/Edu Services
Revenue (% of Total Services)
Support Services Revenue (% of Total
Services)
Support Services down (15)% Y/Y
Professional Services/Edu Services down (27)% Y/Y
24%
76% 76%
3%
79% 79%
21%
1%
76% 76%
24%
5%
76% 76%
24%
3%
4%
75% 75%
25%
(1)%
79% 79%
21%
26%
74% 74%
(6)%
(13)%
78% 78%
22%
(18)%
78% 78%
22%

Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409
$0
$500
$1,000
$1,500
$2,000
Fiscal Quarter
PRODUCTS/SERVICES
Gross Margin %-Services Gross Margin %-Products
Gross Margin %
Gross Margin
1,812
47.1%
47.4% 47.4%
47.2%
48.5%
49.2%
48.0% 48.0%
1,561
48.7%
48.4% 48.4%
1,753
44.9%
45.2%
44.8% 44.8%
1,468
48.5%
47.3%
42.5% 42.5%
1,673
44.3%
40.2%
35.2% 35.2%
47.3%
1,201
46.1%
39.1% 39.1%
1,350
41.9%
42.3% 42.3%
43.3%
1,116
42.7%
37.7% 37.7%
44.3%
1,064
40.5%
.Products Margin down (4.8) pts Y/Y
.Services Margin down (3.0) pts Y/Y
.Total Margin down (3.8) pts Y/Y

PRODUCTS/SERVICES
Gross Margin %
Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409
35.0%
36.0%
37.0%
38.0%
39.0%
40.0%
41.0%
42.0%
43.0%
44.0%
45.0%
46.0%
47.0%
48.0%
49.0%
50.0%
47.4%
48.0%
48.4%
44.8%
42.5%
35.2%
39.1%
42.3%
37.7%
47.1%
49.2%
48.7%
45.2%
47.3% 47.3%
46.1%
43.3%
44.3%
47.2%
48.5% 48.5%
44.9%
44.3%
40.2%
41.9%
42.7%
40.5%
Products Gross Margin
Services Gross Margin
Total Gross Margin
Fiscal Quarter

Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409
$0
$300
$600
$900
$1,200
$1,500
$1,800
$514
$446
$463 $457
$468
$423
$411
$393
$421
$958
$939
$995
$989
$1,032
$920
$916
$843 $782
Fiscal Quarter
* Total Operating Expenses differ from SG&A and R&D Expenses because Total Operating Expenses includes IPRD, Restructuring,
& Intangible Impairment charges.
Year/Year Change
R&D / SG&A Expense*
SG&A
R&D
(20)% Y/Y decrease
(12)%
(3)%
(2)% (2)%
2%
(3)% (9)%
(15)%
(20)%

Demand Metrics
Year/Year Growth
Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409
0
500
1,000
1,500
2,000
2,500
3,000
Fiscal Quarter
Deferred Revenue at $3.0B
*   Book to Bill Ratio assumes Services ratio 1:1
**  Services Backlog based on three month backlog horizon
Book to Bill Ratio & Backlog
9%
14%
24%
6%
8%
9%
(4)%
5%
2%
Q408 Q309 Q409
Book to Bill Ratio* 1.00 1.00 0.99
$1,936 $1,837 $1,785
Product & Services
Backlog ($M) **

Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409
$0
$700
$1,400
$2,100
$2,800
PRODUCTS/SERVICES
Fiscal Quarter
Year/Year Change
Deferred Revenue
Services Deferred Revenue
(% of Total)
Products Deferred Revenue
(% of Total)
Products Deferred Revenue up 10% Y/Y
Services Deferred Revenue down (2)% Y/Y
9%
78%
22% 22%
14%
22% 22%
78%
24%
71%
29% 29%
6%
71%
29% 29%
8%
69%
31% 31%
9%
69%
31% 31%
(4)%
65%
35% 35%
5%
66%
34% 34%
2%
67%
33% 33%

Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409
$0
$1,000
$2,000
$3,000
$4,000
Fiscal Quarter
North America/ Europe/ Emerging
Markets/ APAC*
Revenue -Europe
(% of Total)
Revenue -APAC
(% of Total)
Revenue -North
America (% of Total)
Revenue - Geo
North America down (33)% Y/Y
Europe down (29)% Y/Y
Emerging Markets down (31)% Y/Y
APAC down (29)% Y/Y
* Effective Q1FY09, we began utilizing revised geographic groupings. Percentage of total revenue figures have been adjusted to reflect the change in the compilation of the countries that make up each of our geographic regions.
3,835
12% 12%
31%
13%
44% 44%
3,219
43% 43%
32%
13%
12% 12%
3,615
12% 12%
34%
15%
39% 39%
3,266
13% 13%
34%
14%
39% 39%
3,780
12% 12%
33%
14%
41% 41%
Revenue -Emerging
Markets  (% of Total)
12% 12%
32%
15%
41% 41%
2,990
3,220
11% 11%
33%
17%
39% 39%
2,614
12% 12%
32%
16%
40% 40%
2,625
12% 12%
34%
14%
40% 40%

Non-GAAP Calculation of Net Income
GAAP net income (loss) 329 89 260 (34) 88 (1,677) (209) (201) (147)
Non-GAAP adjustments:
Purchased IPRD 0 0 1 24 6 0 0 3 0
74 74 74 76 86 80 72 72 72
Stock based compensation 48 48 52 57 57 49 52 49 42
Restructuring charges 15 113 32 14 104 63 222 46 64
0 0 0 0 0 1,445 0 0 15
(Gain) loss on equity investments, net (1) (22) 0 0 (10) (8) 3 (3) 0
Settlement income 0 0 0 0 (45) 0 0 0 (47)
Tax effect of non-GAAP adjustments (7) (17) (10) (5) (11) (17) (26) (18) (20)
Non-GAAP net income (loss) 458 285 409 132 275 (65) 114 (52) (21)
$0.50 $0.32 $0.50 $0.17 $0.35 ($0.09) $0.15 ($0.07) ($0.03)
Change vs. prior year (%) 455.6% 190.9% 56.3% (5.6%) (30.0%) (128.1%) (70.0%) (141.2%) (108.6%)
Change vs. prior quarter (%) 177.8% (36.0%) 56.3% (66.0%) 105.9% (125.7%) 266.7% (146.7%) 57.1%
Q407
Actuals
Q108
Actuals
Q208
Actuals
Q308
Actuals
Q408
Actuals
Q109
Actuals
Q209
Actuals
Q309
Actuals
Q409
Actuals
Amortization of acquisition related
intangibles
Impairment of goodwill and intangible
assets
Diluted Non-GAAP net income
(loss) per share

Total Server Units
(thousands)

x64* Server Units
(thousands)

Server Metrics
Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409
0
20
40
60
80
100
120
Total Server Units
Year/Year Change
Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409
0
5
10
15
20
25
30
35
x64* Server Units
Year/Year Change
Fiscal Quarter
Fiscal Quarter
* x64 servers include x86 32-bit and x64 64-bit servers and blades
0%
(11)%
7%
(5)%
13%
1%
26%
6%
2%
28%
2%
39% 15%
(9)%
(26)%
(14)%
(34)%
(13)%

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